UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-06258)

Exact name of registrant as specified in charter:	Putnam Arizona Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2011

Date of reporting period: June 1, 2010 — November 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAZX

# Putnam Arizona Tax Exempt Income Fund

## Semiannual report
## 11|30|10

A world of investing.™

Putnam INVESTMENTS

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Arizona
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

The stock market continued its climb this autumn, with the S&P 500 and Nasdaq indexes hitting highs not seen for several years. The market reacted positively to the Federal Reserve’s second round of quantitative easing and efforts in Washington in December to extend current taxation rates for all Americans. Most economists are now raising estimates for economic growth in 2011, despite concerns about the long-term ramifications of the nation’s fiscal problems.

The municipal bond market, meanwhile, has entered a more challenging period, based on budgetary concerns in a number of states and the end of the popular Build America Bonds program. As always, Putnam’s experienced portfolio managers are seeking ways to balance the market’s short-term setbacks with longer-term opportunities.

Among developments affecting oversight of your fund, Barbara M. Baumann was elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan and Richard B. Worley, who have recently retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for Arizona investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Arizona Tax Exempt Income Fund seeks to capitalize on investment opportunities primarily in Arizona by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Thalia Meehan

How did the fund and the municipal bond market perform for the semiannual period, Thalia?

For the six months ended November 30, 2010, Putnam Arizona Tax Exempt Income Fund’s class A shares advanced 0.86% at net asset value, trailing the 1.11% return for its benchmark, the Barclays Capital Municipal Bond Index. The fund did outperform the 0.69% average return of its peers in the Lipper Arizona Municipal Debt Funds category.

What was the market environment like during the reporting period?

The past six months represented a continuation of the themes that have been present in the market throughout 2010. Investors continued to allocate money away from cash and other safe assets into longer-term and higher-risk investments, while strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market. July and August were particularly strong months as concerns over the European debt markets subsided and the Federal Reserve Board again suggested that its easing policies would continue for an extended period.

The period was not without patches of volatility, however. After the November mid-term elections, investor uncertainty over the future of tax rates and the Build America Bonds — or “BABs” — program led to a broad sell-off in the municipal bond market, and prices across the board fell. The end result was that returns for the fund and the market were relatively flat over the six-month period on the whole.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

You mentioned uncertainty surrounding the BABs program. Could you describe the program and the effect BABs had on the municipal bond market during the period?

Build America Bonds have had a significant impact on the municipal bond market since they were first introduced as a part of the 2009 federal stimulus package. The BABs program allowed states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government in turn subsidizes 35% of the interest payments. Overall, the plan has been successful in lowering financing costs for states, and has also benefited municipal bond investors by reducing the supply of tax-exempt bonds in the market, which has led to improved supply and demand dynamics. Nearly $200 billion worth of BABs were issued since the start of the program.

That said, the program expired at the end of 2010, and it’s unclear whether the program will be resurrected at some point in 2011. Given this uncertainty, municipalities could very well speed up bond issuance into December in order to take advantage of the federal subsidy, and that additional supply — during what is seasonally a period of higher bond issuance — could lead to somewhat higher levels of price instability. Of course, we’re monitoring the situation closely and are prepared to position the fund more defensively should we believe it prudent to do so.

Speaking of pending legislation, what effect has the debate surrounding tax rates had on the tax-exempt market?

While investor uncertainty typically is not a positive force in the markets, higher tax rates generally would make the tax-free

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

income municipal bonds offer even more attractive. While Congress just extended current federal income tax rates for the next two years, income tax rates are unlikely to drop any lower and other tax rates are already slated to increase. This summer’s health-care legislation contained an additional 3.8% tax on capital gains, unearned interest, and dividends, beginning in 2013, for individuals with income over $200,000 or households with income over $250,000.

What were the primary drivers of performance over the period?

The biggest driver of performance was the fund’s overweight position in A- and Baa-rated securities. Early in 2009, municipal bonds across the board looked extremely undervalued by historical standards, with wider spreads — which reflect differences in yields — occurring in the lower-rated segments of the market. We targeted those opportunities by selectively increasing the fund’s exposure to Baa-rated securities throughout 2010, which generally benefited performance, although the effect was less pronounced during the most recent six-month period.

In terms of sectors, the fund held overweight positions in health-care and higher-education revenue bonds. In general, we’re finding that revenue bonds — which are secured by the income generated by specific

Credit qualities are shown as a percentage of portfolio market value as of 11/30/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

projects — offered more attractive spreads and more solid fundamentals than general obligation [G.O.] bonds, to which the fund has limited exposure. These positions generally were positive contributors during the period.

What is your outlook for the municipal bond market?

While we believe the U.S. economy will continue recovering, growth could remain muted for some time. The uncertainty that returned to stock and bond markets this spring, aggravated by growing concerns over sovereign debt problems in Europe and lackluster economic data in the United States, appears unlikely to dissipate soon in our view. U.S. unemployment remains persistently high, while consumer and business spending have been sporadic, which has diminished many states’ tax revenues. Many states also face very real budget challenges, which will require difficult choices regarding where to allocate resources. However, we believe the risk of a default at the state level remains extremely low. Debt payments as a percentage of state budgets typically are quite small — only around 5%. It’s important for investors to remember that the majority of states pass a balanced budget every year and, although the process is often difficult and can garner negative attention from the media, this “headline risk” should not be mistaken for credit risk posed by state governments, which we believe remains markedly low. Overall, technical factors are supportive, but over the very near term, we believe the municipal bond market will be tested by a likely increase in supply and the end of the BABs program. We believe investment opportunities continue to exist in certain areas of the market, such as the Baa-rated segment. As always, we are monitoring the market closely, and will seek to take advantage of new opportunities as they develop.

Thank you, Thalia, for your time and insights today.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

The Build America Bonds (“BABs”) program, which helped buoy the municipal bond market for most of the past two years, expired at the end of 2010. With the federal government subsidizing 35% of their taxable interest payments, BABs helped lower borrowing costs for state and local governments while attracting large numbers of institutional and foreign investors to the municipal bond market. Nearly $200 billion worth of BABs were issued over the life of the program. If the program is not resurrected in the near future, the supply/demand balance in the municipal bond market could shift as those large buyers head for the exits and municipalities revert to issuing traditional tax-free securities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(1/30/91)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.38%	5.16%	4.67%	4.67%	4.59%	4.59%	5.05%	4.88%	5.41%

10 years	56.81	50.48	46.84	46.84	45.43	45.43	52.18	47.25	57.80
Annual average	4.60	4.17	3.92	3.92	3.82	3.82	4.29	3.95	4.67

5 years	21.44	16.73	17.63	15.69	17.05	17.05	19.83	16.00	22.20
Annual average	3.96	3.14	3.30	2.96	3.20	3.20	3.68	3.01	4.09

3 years	13.24	8.70	11.11	8.15	10.84	10.84	12.39	8.72	13.98
Annual average	4.23	2.82	3.57	2.65	3.49	3.49	3.97	2.83	4.46

1 year	4.51	0.39	3.85	–1.15	3.73	2.73	4.22	0.87	4.65

6 months	0.86	–3.21	0.53	–4.41	0.56	–0.43	0.72	–2.62	0.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 11/30/10

	Barclays Capital Municipal	Lipper Arizona Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	6.16%	5.47%

10 years	67.54	52.38
Annual average	5.30	4.29

5 years	25.64	19.49
Annual average	4.67	3.62

3 years	15.29	9.68
Annual average	4.86	3.10

1 year	4.76	4.59

6 months	1.11	0.69

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/10, there were 30, 30, 28, 23, 23, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.189220		$0.159832	$0.153157	$0.176440		$0.199113

Capital gains [2]	—		—	—	—		—

Total	$0.189220		$0.159832	$0.153157	$0.176440		$0.199113

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

5/31/10	$9.06	$9.44	$9.05	$9.06	$9.08	$9.39	$9.06

11/30/10	8.95	9.32	8.94	8.96	8.97	9.27	8.95

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.27%	4.10%	3.62%	3.47%	3.98%	3.85%	4.49%

Taxable equivalent [4]	6.88	6.61	5.83	5.59	6.41	6.20	7.24

Current 30-day SEC yield [5]	N/A	3.39	2.89	2.74	N/A	3.14	3.77

Taxable equivalent [4]	N/A	5.46	4.66	4.42	N/A	5.06	6.08

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 37.95% federal and state combined tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(1/30/91)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.26%	5.05%	4.55%	4.55%	4.47%	4.47%	4.93%	4.76%	5.30%

10 years	50.80	44.71	41.26	41.26	39.85	39.85	46.39	41.79	51.97
Annual average	4.19	3.76	3.51	3.51	3.41	3.41	3.88	3.55	4.27

5 years	18.44	13.84	14.72	12.82	14.18	14.18	16.77	13.06	19.36
Annual average	3.44	2.63	2.78	2.44	2.69	2.69	3.15	2.49	3.60

3 years	11.31	6.92	9.22	6.29	8.84	8.84	10.36	6.85	12.19
Annual average	3.64	2.26	2.98	2.05	2.86	2.86	3.34	2.23	3.91

1 year	2.41	–1.63	1.75	–3.16	1.76	0.77	2.12	–1.17	2.78

6 months	–0.90	–4.91	–1.23	–6.08	–1.19	–2.17	–0.92	–4.12	–0.70

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year ended
5/31/10*	0.86%	1.49%	1.64%	1.14%	0.64%

Annualized expense ratio for the six-month period ended
11/30/10	0.82%	1.46%	1.61%	1.11%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2010, to November 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.13	$7.34	$8.09	$5.59	$3.07

Ending value (after expenses)	$1,008.60	$1,005.30	$1,005.60	$1,007.20	$1,009.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2010, use the following calculation method. To find the value of your investment on June 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.15	$7.38	$8.14	$5.62	$3.09

Ending value (after expenses)	$1,020.96	$1,017.75	$1,017.00	$1,019.50	$1,022.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Arizona Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds:

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 33, 31 and 26 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 11/30/10 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	FNMA Coll. Federal National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
Cmnwlth. of PR Gtd. Commonwealth of	GNMA Coll. Government National Mortgage
Puerto Rico Guaranteed	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes
FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized

MUNICIPAL BONDS AND NOTES (96.6%)*	Rating**	Principal amount	Value

Arizona (82.8%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.), Ser. A, 5.85s, 3/1/28	Baa3	$500,000	$501,470

AZ Agricultural Impt. & Pwr. Dist. Elec. Syst.
Rev. Bonds (Salt River), Ser. A, 5s, 1/1/27	Aa1	1,000,000	1,066,160

AZ Game & Fish Dept. and Comm. Rev. Bonds (AGF
Administration Bldg.), 5s, 7/1/21	A3	700,000	732,529

AZ Hlth. Fac. Auth. Rev. Bonds
(Banner Hlth.), Ser. D, 5 1/2s, 1/1/38	A+	1,750,000	1,772,413
(Catholic Hlth. Care West), Ser. D, 5s, 7/1/28	A2	1,000,000	974,850

AZ Hlth. Fac. Auth. VRDN (Catholic West), Ser. F,
0.28s, 7/1/35	VMIG1	400,000	400,000

AZ Hlth. Fac. Auth. Hlth. Care Ed. Rev. Bonds
(Kirksville College), 5 1/8s, 1/1/30	A–	750,000	723,000

AZ School Fac. Board COP
5 3/4s, 9/1/22	A1	1,000,000	1,087,030
5 1/8s, 9/1/21	A1	190,000	199,964

AZ State COP, Ser. A, AGM, 5s, 10/1/29	AA+	500,000	501,735

AZ State Trans. Board Hwy. Rev. Bonds, Ser. B,
5s, 7/1/31	Aaa	500,000	520,445

AZ State U. Nanotechnology, LLC Lease Rev. Bonds
(Nanotechnology, LLC), Ser. A, AGO, 5s, 3/1/34	AA+	1,000,000	1,003,270

AZ State U. Syst. Rev. Bonds, Ser. 08-C, 6s, 7/1/26	AA	100,000	112,960

AZ Tourism & Sports Auth. Tax Rev. Bonds
(Multi-Purpose Stadium Fac.), Ser. A, NATL
5s, 7/1/31	A1	1,000,000	961,430
5s, 7/1/25	A1	825,000	830,511

AZ Wtr. Infrastructure Fin. Auth. Rev. Bonds
(Wtr. Quality), Ser. A, 5s, 10/1/30	Aaa	1,000,000	1,069,640

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 1/4s, 12/1/19	B+/P	150,000	150,650

Chandler, Wtr. & Swr. Rev. Bonds, FGIC, NATL,
8s, 7/1/14	Aa1	2,150,000	2,641,770

MUNICIPAL BONDS AND NOTES (96.6%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	$425,000	$447,508

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	1,250,000	1,196,013
(John C. Lincoln Hlth.), 5s, 12/1/42	BBB	500,000	437,530
(John C. Lincoln Hlth. Network), Ser. B, 5s, 12/1/37	BBB	500,000	445,145

Glendale, Pub. Fac. Corp. Rev. Bonds (Western
Loop 101), Ser. A, 7s, 7/1/28	AA	1,000,000	1,086,930

Maricopa Cnty. & Phoenix, Indl. Dev. Auth. Mtge.
Rev. Bonds (Single Fam.), Ser. A-2, GNMA Coll.,
FNMA Coll., FHLMC Coll., 5.8s, 7/1/40	Aaa	385,000	388,842

Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	1,500,000	1,571,550

Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Samaritan Hlth. Svcs.), Ser. A, NATL,
U.S. Govt. Coll., 7s, 12/1/16 (Escrowed
to maturity)	A	2,250,000	2,729,858

Maricopa Cnty., Indl. Dev. Auth. Solid Waste
Disp. Mandatory Put Bonds (6/1/11) (Waste
Mgt., Inc.), 7s, 12/1/31	BBB	200,000	200,000

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	1,300,000	1,466,062
(Southern CA Edl. Co.), Ser. A, 5s, 6/1/35	A1	650,000	631,228

Maricopa Cnty., Unified School Dist. G.O. Bonds
(No. 60 Higley School Impt.), Ser. C, 5s, 7/1/27	Aa3	1,000,000	1,041,540

McAllister, Academic Village Rev. Bonds (AZ State
U. Hassayampa), 5 1/4s, 7/1/26	AA–	1,000,000	1,056,210

Mohave Cnty., COP (Mohave Administration Bldg.),
AMBAC, 5 1/4s, 7/1/19	A/P	2,000,000	2,060,980

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	800,000	861,904

Phoenix & Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Single Fam.), Ser. 4, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.8s, 12/1/39	Aaa	320,000	327,990

Phoenix, G.O. Bonds, Ser. B, 5s, 7/1/27
(Prerefunded, 7/1/12)	AAA	1,500,000	1,569,765

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds
(Sr. Lien), Ser. B, FGIC, NATL, 5 3/4s, 7/1/19	Aa3	1,000,000	1,033,120
Ser. A, 5s, 7/1/40	A1	500,000	489,395

Phoenix, Civic Impt. Corp. Dist. Rev. Bonds
(Civic Plaza), Ser. B, FGIC, NATL
zero %, 7/1/43	AA	1,000,000	862,080
zero %, 7/1/32	AA	1,000,000	903,640

Phoenix, Civic Impt. Corp. Waste Wtr. Syst. Rev.
Bonds, 5 1/2s, 7/1/24	AAA	500,000	556,540

Phoenix, Hsg. Mtge. Fin. Corp. Rev. Bonds
(Section 8 Assistances), Ser. A, NATL, FHA
Insd., 6.9s, 1/1/23	A	910,000	911,156

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Career
Success Schools), 7 1/8s, 1/1/45	BBB–	200,000	201,110

MUNICIPAL BONDS AND NOTES (96.6%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	$1,200,000	$1,220,064
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	200,000	166,164
(Metro Police Fac.), Ser. A, 5 1/4s, 7/1/31	AA	500,000	508,265
(Providence Day School, Inc.), 5 1/8s, 12/1/40	BBB+	500,000	456,905
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	125,000	108,360

Pinal Cnty., Elec. Syst. Rev. Bonds (Dist. No.
4), 6s, 12/1/38	BBB+	500,000	483,570

Queen Creek, Special Assmt. Bonds (Impt. Dist.
No. 001), 5s, 1/1/17	A3	500,000	502,640

Rio Nuevo, Multi-Purpose Fac. Dist. Rev. Bonds,
AGO, 6s, 7/15/19	AA+	1,000,000	1,137,890

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5s, 12/1/37	A	750,000	659,993

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. A, 5 1/4s, 9/1/30	A3	1,500,000	1,507,095

Snowflake, Excise Tax Rev. Bonds, 5s, 7/1/18	A	960,000	993,494

South Campus Group, LLC Student Hsg. Rev. Bonds
(AZ State U. South Campus), NATL
5 5/8s, 9/1/28	A	1,250,000	1,277,088
5 5/8s, 9/1/23	A	1,065,000	1,102,477

Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds
(Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB–/P	157,000	155,111

Tucson & Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Single Fam. Mtge.)
Ser. 1A, GNMA Coll., 5 1/2s, 1/1/35	AA+	785,000	796,995
Ser. B, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.35s, 6/1/47	Aaa	540,000	561,092

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds
6 1/2s, 7/1/39	Baa1	500,000	533,450
6 1/4s, 7/1/29	Baa1	500,000	528,145
5s, 7/1/35	Baa1	500,000	454,615

U. of AZ Board Regents Syst. Rev. Bonds, Ser. A,
5s, 6/1/35	Aa2	500,000	509,705

Vistancia, Cmnty. Fac. Dist. G.O. Bonds,
4.4s, 7/15/21	A1	1,100,000	1,064,569

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	1,000,000	1,006,480

Yavapai Cnty., Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (Waste Mgmt., Inc.), Ser. A-1,
4.9s, 3/1/28	BBB	500,000	476,990

			53,937,080
Guam (2.0%)
Territory of GU, Econ. Dev. & Comm. Auth. Rev.
Bonds (Tobacco Settlement), 5 5/8s, 6/1/47	BBB/F	965,000	818,426

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB–	250,000	253,503

Territory of GU, Govt. Wtr. Wks. Auth. Rev. Bonds,
5 5/8s, 7/1/40	Ba2	150,000	144,659

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	100,000	98,123

			1,314,711

MUNICIPAL BONDS AND NOTES (96.6%)* cont.	Rating**	Principal amount	Value

Puerto Rico (10.0%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 1/2s, 5/15/39	BBB	$100,000	$88,871

Cmnwlth. of PR, G.O. Bonds, Ser. A, 5 1/4s, 7/1/22	A3	500,000	517,800

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	1,250,000	1,282,013
6s, 7/1/38	Baa1	675,000	695,230

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,004,030

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. P, Cmnwlth. of PR Gtd., 6s, 7/1/20	A3	1,500,000	1,649,625
Ser. I, Cmnwlth. of PR Gtd., 5 1/4s, 7/1/29	A3	225,000	226,447

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A
NATL, zero %, 8/1/43	Aa3	1,500,000	189,240
zero %, 8/1/31	A+	3,250,000	893,230

			6,546,486
Virgin Islands (1.8%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	150,000	155,495
Ser. A-1, 5s, 10/1/39	Baa2	175,000	165,547
Ser. A, 5s, 10/1/25	Baa2	200,000	203,248
(Hovensa Refinery Fac.), 4.7s, 7/1/22	Baa3	400,000	355,796

VI Tobacco Settlement Fin. Corp. Rev. Bonds,
5s, 5/15/31	Baa3	345,000	285,877

			1,165,963

TOTAL INVESTMENTS

Total investments (cost $60,700,263)			$62,964,240

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2010 through November 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $65,208,114.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The rates shown on Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	21.0%
Health care	15.9
Education	12.1
Local government	10.0

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	20.6%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$62,964,240	$—

Totals by level	$—	$62,964,240	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $60,700,263)	$62,964,240

Cash	1,044,180

Interest and other receivables	1,289,326

Receivable for shares of the fund sold	15,125

Receivable for investments sold	180,000

Total assets	65,492,871

LIABILITIES

Distributions payable to shareholders	65,122

Payable for shares of the fund repurchased	69,014

Payable for compensation of Manager (Note 2)	24,310

Payable for investor servicing fees (Note 2)	2,725

Payable for custodian fees (Note 2)	2,225

Payable for Trustee compensation and expenses (Note 2)	58,563

Payable for administrative services (Note 2)	122

Payable for distribution fees (Note 2)	25,436

Payable for auditing	21,750

Other accrued expenses	15,490

Total liabilities	284,757

Net assets	$65,208,114

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$64,232,070

Distributions in excess of net investment income (Note 1)	(61,772)

Accumulated net realized loss on investments (Note 1)	(1,226,161)

Net unrealized appreciation of investments	2,263,977

Total — Representing net assets applicable to capital shares outstanding	$65,208,114

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($58,841,868 divided by 6,574,152 shares)	$8.95

Offering price per class A share (100/96.00 of $8.95)*	$9.32

Net asset value and offering price per class B share ($1,301,708 divided by 145,627 shares)**	$8.94

Net asset value and offering price per class C share ($2,331,181 divided by 260,299 shares)**	$8.96

Net asset value and redemption price per class M share ($1,168,014 divided by 130,277 shares)	$8.97

Offering price per class M share (100/96.75 of $8.97)***	$9.27

Net asset value, offering price and redemption price per class Y share
($1,565,343 divided by 174,805 shares)	$8.95

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/10 (Unaudited)

INTEREST INCOME	$1,710,909

EXPENSES

Compensation of Manager (Note 2)	151,546

Investor servicing fees (Note 2)	17,271

Custodian fees (Note 2)	3,361

Trustee compensation and expenses (Note 2)	2,361

Administrative services (Note 2)	1,182

Distribution fees — Class A (Note 2)	66,513

Distribution fees — Class B (Note 2)	7,096

Distribution fees — Class C (Note 2)	10,055

Distribution fees — Class M (Note 2)	2,987

Auditing	22,153

Other	9,615

Total expenses	294,140

Expense reduction (Note 2)	(1,875)

Net expenses	292,265

Net investment income	1,418,644

Net realized gain on investments (Notes 1 and 3)	7,168

Net unrealized depreciation of investments during the period	(889,126)

Net loss on investments	(881,958)

Net increase in net assets resulting from operations	$536,686

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/10*	Year ended 5/31/10

Operations:
Net investment income	$1,418,644	$2,936,275

Net realized gain (loss) on investments	7,168	(219,847)

Net unrealized appreciation (depreciation) of investments	(889,126)	3,243,072

Net increase in net assets resulting from operations	536,686	5,959,500

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(9,848)

Class B	—	(452)

Class C	—	(223)

Class M	—	(184)

Class Y	—	(200)

From tax-exempt net investment income
Class A	(1,281,077)	(2,693,238)

Class B	(29,203)	(107,518)

Class C	(33,435)	(49,515)

Class M	(22,980)	(46,884)

Class Y	(31,247)	(51,048)

Redemption fees (Note 1)	1	1

Decrease from capital share transactions (Note 4)	(2,441,222)	(5,872,875)

Total decrease in net assets	(3,302,477)	(2,872,484)

NET ASSETS

Beginning of period	68,510,591	71,383,075

End of period (including distributions in excess of net investment
income of $61,772 and $82,474, respectively)	$65,208,114	$68,510,591

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
November 30, 2010**	$9.06	.19	(.11)	.08	(.19)	—	(.19)	— [c]	$8.95	.86 *	$58,842	.41*	2.10*	7.83*
May 31, 2010	8.67	.38	.39	.77	(.38)	—	(.38)	— [c]	9.06	9.08	62,236	.84 [d]	4.27 [d]	18.35
May 31, 2009	8.94	.38	(.24)	.14	(.39)	(.02)	(.41)	— [c]	8.67	1.76	65,117	.69 [d]	4.49 [d]	25.74
May 31, 2008	9.09	.37	(.09)	.28	(.38)	(.05)	(.43)	— [c]	8.94	3.17	75,318	.78 [d]	4.15 [d]	42.04
May 31, 2007	9.11	.37	(.02)	.35	(.37)	— [c]	(.37)	—	9.09	3.94	74,898	.81 [d]	4.07 [d]	21.24
May 31, 2006	9.39	.36	(.23)	.13	(.36)	(.05)	(.41)	—	9.11	1.33	79,552	.82 [d]	3.86 [d]	14.98

Class B
November 30, 2010**	$9.05	.16	(.11)	.05	(.16)	—	(.16)	— [c]	$8.94	.53 *	$1,302	.73*	1.78*	7.83*
May 31, 2010	8.67	.32	.38	.70	(.32)	—	(.32)	— [c]	9.05	8.27	2,152	1.48 [d]	3.62 [d]	18.35
May 31, 2009	8.93	.33	(.24)	.09	(.33)	(.02)	(.35)	— [c]	8.67	1.23	3,937	1.33 [d]	3.84 [d]	25.74
May 31, 2008	9.08	.31	(.09)	.22	(.32)	(.05)	(.37)	— [c]	8.93	2.51	5,224	1.42 [d]	3.50 [d]	42.04
May 31, 2007	9.10	.31	(.02)	.29	(.31)	— [c]	(.31)	—	9.08	3.28	7,867	1.45 [d]	3.42 [d]	21.24
May 31, 2006	9.38	.30	(.23)	.07	(.30)	(.05)	(.35)	—	9.10	.68	10,869	1.47 [d]	3.20 [d]	14.98

Class C
November 30, 2010**	$9.06	.16	(.11)	.05	(.15)	—	(.15)	— [c]	$8.96	.56 *	$2,331	.81*	1.71*	7.83*
May 31, 2010	8.68	.31	.38	.69	(.31)	—	(.31)	— [c]	9.06	8.10	1,656	1.63 [d]	3.49 [d]	18.35
May 31, 2009	8.94	.31	(.23)	.08	(.32)	(.02)	(.34)	— [c]	8.68	1.08	1,085	1.48 [d]	3.72 [d]	25.74
May 31, 2008	9.09	.30	(.10)	.20	(.30)	(.05)	(.35)	— [c]	8.94	2.33	1,005	1.57 [d]	3.40 [d]	42.04
May 31, 2007†	9.21	.20	(.12)	.08	(.20)	— [c]	(.20)	—	9.09	.92 *	50	1.06*[d]	2.17*[d]	21.24

Class M
November 30, 2010**	$9.08	.18	(.11)	.07	(.18)	—	(.18)	— [c]	$8.97	.72 *	$1,168	.56*	1.96*	7.83*
May 31, 2010	8.69	.35	.40	.75	(.36)	—	(.36)	— [c]	9.08	8.77	1,199	1.13 [d]	3.98 [d]	18.35
May 31, 2009	8.95	.36	(.24)	.12	(.36)	(.02)	(.38)	— [c]	8.69	1.58	1,151	.98 [d]	4.21 [d]	25.74
May 31, 2008	9.11	.35	(.11)	.24	(.35)	(.05)	(.40)	— [c]	8.95	2.76	1,148	1.07 [d]	3.85 [d]	42.04
May 31, 2007	9.12	.35	(.01)	.34	(.35)	— [c]	(.35)	—	9.11	3.76	1,313	1.10 [d]	3.78 [d]	21.24
May 31, 2006	9.40	.33	(.23)	.10	(.33)	(.05)	(.38)	—	9.12	1.03	1,300	1.12 [d]	3.56 [d]	14.98

Class Y
November 30, 2010**	$9.06	.20	(.11)	.09	(.20)	—	(.20)	— [c]	$8.95	.95 *	$1,565	.31*	2.21*	7.83*
May 31, 2010	8.68	.40	.38	.78	(.40)	—	(.40)	— [c]	9.06	9.20	1,267	.63 [d]	4.51 [d]	18.35
May 31, 2009	8.94	.40	(.24)	.16	(.40)	(.02)	(.42)	— [c]	8.68	2.10	93	.48 [d]	4.78 [d]	25.74
May 31, 2008††	8.99	.16	(.04)	.12	(.17)	—	(.17)	—	8.94	1.32 *	91	.24*[d]	1.84*[d]	42.04

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

†† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

	5/31/10	5/31/09	5/31/08	5/31/07	5/31/06

Class A	0.07%	0.28%	0.17%	0.15%	0.09%

Class B	0.07	0.28	0.17	0.15	0.09

Class C	0.07	0.28	0.17	0.11	N/A

Class M	0.07	0.28	0.17	0.15	0.09

Class Y	0.07	0.28	0.09	N/A	N/A

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and Arizona personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing in a portfolio primarily consisting of investment-grade tax-exempt securities issued in the state of Arizona with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Arizona.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from June 1, 2010 through November 30, 2010.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2010, the fund had a capital loss carryover of $962,414 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$359,383	May 31, 2017

603,031	May 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2011 $86,117 of losses recognized during the period November 1, 2009 to May 31, 2010.

The aggregate identified cost on a tax basis is $60,700,263, resulting in gross unrealized appreciation and depreciation of $2,941,973 and $677,996 respectively, or net unrealized appreciation of $2,263,977.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.590% of the first $5 billion, 0.540% of the next $5 billion, 0.490% of the next $10 billion, 0.440% of the next $10 billion, 0.390% of the next $50 billion, 0.370% of the next $50 billion, 0.360% of the next $100 billion and 0.355% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective September 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,875 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $48, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,229 and no monies from the sale of class A and class M shares, respectively, and received $2,900 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,134,078 and $6,844,138, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/10		Year ended 5/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	282,431	$2,577,919	538,171	$4,796,675

Shares issued in connection with
reinvestment of distributions	100,188	914,647	199,580	1,774,013

	382,619	3,492,566	737,751	6,570,688

Shares repurchased	(677,293)	(6,114,749)	(1,375,530)	(12,147,361)

Net decrease	(294,674)	$(2,622,183)	(637,779)	$(5,576,673)

	Six months ended 11/30/10		Year ended 5/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	3,524	$32,519	17,972	$159,923

Shares issued in connection with
reinvestment of distributions	2,163	19,711	6,788	60,211

	5,687	52,230	24,760	220,134

Shares repurchased	(97,821)	(892,388)	(241,264)	(2,127,066)

Net decrease	(92,134)	$(840,158)	(216,504)	$(1,906,932)

	Six months ended 11/30/10		Year ended 5/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	86,252	$794,900	78,059	$687,169

Shares issued in connection with
reinvestment of distributions	2,239	20,450	3,078	27,414

	88,491	815,350	81,137	714,583

Shares repurchased	(10,926)	(99,157)	(23,468)	(211,880)

Net increase	77,565	$716,193	57,669	$502,703

	Six months ended 11/30/10		Year ended 5/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	1,754	16,042	3,590	31,976

	1,754	16,042	3,590	31,976

Shares repurchased	(3,571)	(32,424)	(4,001)	(35,770)

Net decrease	(1,817)	$(16,382)	(411)	$(3,794)

	Six months ended 11/30/10		Year ended 5/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	62,366	$570,844	160,796	$1,396,437

Shares issued in connection with
reinvestment of distributions	1,710	15,630	1,170	10,441

	64,076	586,474	161,966	1,406,878

Shares repurchased	(29,084)	(265,166)	(32,894)	(295,057)

Net increase	34,992	$321,308	129,072	$1,111,821

At the close of the reporting period, Putnam Investments, LLC owned 1,274 class Y shares of the fund (0.73% of class Y shares outstanding), valued at $11,402.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Francis J. McNamara, III
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
Myra R. Drucker	Chief Compliance Officer

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA044 265278 1/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Arizona Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2011